Effective May 14 2010 the
Companys Name Changed to
Capital Shopping Centres Group

EXHIBIT A
No. AMERICAN DEPOSITARY
SHARES
Each American Depositary Share
represents one deposited Share
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES
PAR VALUE .50 GBP EACH
OF
LIBERTY INTERNATIONAL
PLC
INCORPORATED UNDER
THE LAWS OF ENGLAND
AND WALES
            The Bank of New
York as depositary herein called
the Depositary hereby certifies that
or registered assigns IS THE
OWNER OF
AMERICAN DEPOSITARY
SHARES
representing deposited ordinary
shares herein called Shares of
Liberty International PLC
incorporated under the laws of
England and Wales herein called
the Company.  At the date hereof
each American Depositary Share
represents one Share deposited or
subject to deposit under the
Deposit Agreement as such term is
hereinafter defined at the principal
London office of The Bank of New
York or the principal Johannesburg
office of FirstRand Bank Ltd.
Societe Generale Ltd. or Standard
Bank of South Africa herein
collectively called the Custodian.
 The Depositarys Corporate Trust
Office is located at a different
address than its principal executive
office.  Its Corporate Trust Office
is located at 101 Barclay Street
New York N.Y. 10286 and its
principal executive office is
located at One Wall Street New
York N.Y. 10286.

THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET NEW
YORK N.Y. 10286

1.
      THE DEPOSIT
AGREEMENT.
            This American
Depositary Receipt is one of an
issue herein called Receipts all
issued and to be issued upon the
terms and conditions set forth in
the deposit agreement dated as of
2003 as the same may be amended
from time to time in accordance
with its terms the Deposit
Agreement by and among the
Company the Depositary and all
Owners and Beneficial Owners
from time to time of Receipts
issued thereunder each of whom by
accepting a Receipt or any interest
therein agrees to become a party
thereto and become bound by all
the terms and conditions thereof.
 The Deposit Agreement sets forth
the rights of Owners and Beneficial
Owners of the Receipts and the
rights and duties of the Depositary
in respect of the Shares deposited
thereunder and any and all other
securities property and cash from
time to time received in respect of
such Shares and held thereunder
such Shares securities property and
cash are herein called Deposited
Securities.  Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the office
of the Custodian.
            The statements
made on the face and reverse of
this Receipt are summaries of
certain provisions of the Deposit
Agreement and are qualified by
and subject to the detailed
provisions of the Deposit
Agreement to which reference is
hereby made.  Capitalized terms
defined in the Deposit Agreement
and not defined herein shall have
the meanings set forth in the
Deposit Agreement.
2.
      SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES.
            Upon surrender at
the Corporate Trust Office of the
Depositary of this Receipt and
upon payment of the fee of the
Depositary provided in this Receipt
and subject to the terms and
conditions of the Deposit
Agreement and English law the
Owner hereof is entitled to delivery
to him or upon his order of the
Deposited Securities at the time
represented by the American
Depositary Shares for which this
Receipt is issued.  Delivery of such
Deposited Securities may be made
by the delivery of a certificates in
the name of the Owner hereof or as
ordered by him or certificates
properly endorsed or accompanied
by proper instruments of transfer
and b any other securities property
and cash to which such Owner is
then entitled in respect of this
Receipt.  Such delivery will be
made at the option of the Owner
hereof either at the office of the
Custodian or at the Corporate Trust
Office of the Depositary provided
that the forwarding of certificates
for Shares or other Deposited
Securities for such delivery at the
Corporate Trust Office of the
Depositary shall be at the risk and
expense of the Owner hereof.
3.
      TRANSFERS SPLITUPS
AND COMBINATIONS OF
RECEIPTS.
            The transfer of this
Receipt is registrable on the books
of the Depositary at its Corporate
Trust Office by the Owner hereof
in person or by a duly authorized
attorney upon surrender of this
Receipt properly endorsed for
transfer or accompanied by proper
instruments of transfer and funds
sufficient to pay any applicable
transfer taxes and the expenses of
the Depositary and upon
compliance with such regulations
if any as the Depositary may
establish for such purpose.  This
Receipt may be split into other
such Receipts or may be combined
with other such Receipts into one
Receipt evidencing the same
aggregate number of American
Depositary Shares as the Receipt or
Receipts surrendered.  As a
condition precedent to the
execution and delivery registration
of transfer splitup combination or
surrender of any Receipt or
withdrawal of any Deposited
Securities the Depositary the
Custodian or Registrar may require
payment from the depositor of the
Shares or the presenter of the
Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto including any such
tax or charge and fee with respect
to Shares being deposited or
withdrawn and payment of any
applicable fees as provided in this
Receipt may require the production
of proof satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with any regulations
the Depositary may establish
consistent with the provisions of
the Deposit Agreement or this
Receipt including without
limitation this Article 3.
            The delivery of
Receipts against deposit of Shares
generally or against deposit of
particular Shares may be
suspended or the transfer of
Receipts in particular instances
may be refused or the registration
of transfer of outstanding Receipts
generally may be suspended during
any period when the transfer books
of the Depositary are closed or if
any such action is deemed
necessary or advisable by the
Depositary or the Company at any
time or from time to time because
of any requirement of law or of any
government or governmental body
or commission or under any
provision of the Deposit
Agreement or this Receipt or for
any other reason subject to the
provisions of Section 7.07 of the
Deposit Agreement.
 Notwithstanding any other
provision of the Deposit
Agreement or the Receipts the
surrender of outstanding Receipts
and withdrawal of Deposited
Securities may not be suspended.
 The Depositary shall not
knowingly accept for deposit under
the Deposit Agreement any Shares
which would be required to be
registered under the provisions of
the Securities Act of 1933 for the
public offer and sale thereof in the
United States unless a registration
statement is in effect as to such
Shares for such offer and sale. The
Depositary will use reasonable
efforts to comply with written
instructions of the Company  that
the Depositary shall not accept for
the deposit hereunder any Shares
identified in such circumstances as
may reasonably be specified in
such restrictions to facilitate the
Companys compliance with the
U.S. securities laws.
 Notwithstanding anything to the
contrary in the Deposit Agreement
Owners shall be entitled to
surrender Receipts and withdraw
Deposited Securities as provided in
Section 2.05 of the Deposit
Agreement at any time subject only
to i temporary delays caused by
closing the transfer books of the
Depositary or the Company or the
deposit of Shares in connection
with voting at a shareholders
meeting or the payment of
dividends ii the payment of fees
taxes and similar charges iii
compliance with any U.S. or
foreign laws or governmental
regulations relating to the Receipts
or to the withdrawal of the
Deposited Securities and iv any
other reason that may at any time
be specified in paragraph I.A1 of
the General Instructions to Form
F6 under the Securities Act of
1933 from time to time in effect or
any successor provision thereto.
4.
      LIABILITY OF OWNER
OR BENEFICIAL OWNER
FOR TAXES.
            If any tax or other
governmental charge shall become
payable with respect to any Receipt
or any Deposited Securities
represented hereby such tax or
other governmental charge shall be
payable by the Owner or Beneficial
Owner hereof to the Depositary.
 The Depositary may refuse to
effect any transfer of this Receipt
or any withdrawal of Deposited
Securities represented by American
Depositary Shares evidenced by
such Receipt until such payment is
made and may withhold any
dividends or other distributions or
may sell for the account of the
Owner or Beneficial Owner hereof
any part or all of the Deposited
Securities represented by the
American Depositary Shares
evidenced by this Receipt and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner or Beneficial Owner hereof
shall remain liable for any
deficiency. Neither the Company
nor the Depositary shall be liable
for failure of an Owner to comply
with applicable tax laws or
governmental charges.
5.
      WARRANTIES ON
DEPOSIT OF SHARES.
            Every person
depositing Shares under the
Deposit Agreement shall be
deemed thereby to represent and
warrant that such Shares and each
certificate therefor are validly
issued fully paid nonassessable and
were not issued in violation of any
preemptive or similar rights of the
holders of outstanding Shares and
that the person making such
deposit is duly authorized so to do.
 Every such person shall also be
deemed to represent that such
Shares are not and American
Depositary Shares representing
such Shares would not be
Restricted Securities.  Such
representations and warranties
shall survive the deposit of Shares
and delivery of Receipts.
6.
      FILING PROOFS
CERTIFICATES AND OTHER
INFORMATION.
            Any person
presenting Shares for deposit or
any Owner or Beneficial Owner of
a Receipt may be required from
time to time to file with the
Depositary or the Custodian such
proof of citizenship or residence
exchange control approval or such
information relating to the
registration on the books of the
Company or the Foreign Registrar
if applicable to execute such
certificates and to make such
representations and warranties as
the Depositary may deem
necessary or proper.
            The Depositary may
and shall if requested by the
Company pursuant to the
provisions of Section 7.07 of the
Deposit Agreement withhold the
delivery or registration of transfer
of any Receipt or the distribution
of any dividend or sale or
distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities until such
proof or other information is filed
or such certificates are executed or
such representations and warranties
made. The Depositary shall notify
the Company upon its request of
the availability of any such proofs
certificates or other information
and shall provide copies thereof to
the Company as promptly as
practicable upon request by the
Company unless such disclosure is
prohibited by law.  No Share shall
be accepted for deposit unless
accompanied by evidence
satisfactory to the Depositary that
any necessary approval where
relevant has been granted by any
governmental body in England and
Wales that is then performing the
function of the regulation of
currency exchange.
7.
      CHARGES OF
DEPOSITARY.
            The Company
agrees to pay the fees reasonable
expenses and outofpocket charges
of the Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present its
statement for such charges and
expenses to the Company once
every three months.  The charges
and expenses of the Custodian are
for the sole account of the
Depositary.
            The following
charges shall be incurred by any
party depositing or withdrawing
Shares or by any party
surrendering Receipts or to whom
Receipts are issued including
without limitation issuance
pursuant to a stock dividend or
stock split declared by the
Company or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts pursuant to
Section 4.03 of the Deposit
Agreement or by Owners as
applicable 1 taxes and other
governmental charges 2 such
registration fees as may from time
to time be in effect for the
registration of transfers of Shares
generally on the Share register of
the Company or Foreign Registrar
and applicable to transfers of
Shares to or from the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the terms of the Deposit
Agreement 3 such cable telex and
facsimile transmission expenses as
are expressly provided in the
Deposit Agreement 4 such
expenses as are incurred by the
Depositary in the conversion of
foreign currency pursuant to
Section 4.05 of the Deposit
Agreement 5 a fee of 5.00 or less
per 100 American Depositary
Shares or portion thereof for the
execution and delivery of Receipts
pursuant to Section 2.03 4.03 or
4.04 of the Deposit Agreement and
the surrender of Receipts pursuant
to Section 2.05 or 6.02 of the
Deposit Agreement 6 a fee of .02
or less per American Depositary
Share or portion thereof for any
cash distribution made pursuant to
Sections 4.01 through 4.04 of the
Deposit Agreement 7 a fee for the
distribution of securities pursuant
to Section 4.02 of the Deposit
Agreement such fee being in an
amount equal to the fee for the
execution and delivery of
American Depositary Shares
referred to above which would
have been charged as a result of the
deposit of such securities for
purposes of this clause 7 treating
all such securities as if they were
Shares but which securities are
instead distributed by the
Depositary to Owners 8 a fee of
..02 or less per American
Depositary Share or portion thereof
for depositary services which will
accrue on the last day of each
calendar year and which will be
payable as provided in clause 9
below provided however that no
fee will be assessed under this
clause 8 to the extent a fee of .02
was charged pursuant to clause 6
above during that calendar year
and 9 any other charge payable by
the Depositary any of the
Depositarys agents including the
Custodian or the agents of the
Depositarys agents in connection
with the servicing of Shares or
other Deposited Securities which
charge shall be assessed against
Owners as of the date or dates set
by the Depositary in accordance
with Section 4.06 of the Deposit
Agreement and shall be payable at
the sole discretion of the
Depositary by billing such Owners
for such charge or by deducting
such charge from one or more cash
dividends or other cash
distributions.
            The Depositary
subject to Article 8 hereof may
own and deal in any class of
securities of the Company and its
affiliates and in Receipts.
8.
      PRERELEASE OF
RECEIPTS.
              For trades settling in
London notwithstanding Section 2.03 of
the Deposit Agreement unless requested
in writing by the Company to cease doing so the Depositary may execute and deliver
Receipts prior to the receipt of Shares
pursuant to Section 2.02 of the Deposit
Agreement a London PreRelease.  For
trades settling in South Africa
notwithstanding Section 2.03 of the
Deposit Agreement unless requested in
writing by the Company to cease doing so the Depositary may execute and deliver
Receipts prior to the receipt of Shares
pursuant to Section 2.02 of the Deposit
Agreement a South Africa PreRelease of
Receipts and may deliver Shares prior to the receipt and cancellation of Receipts if the person to whom such Shares are to be delivered is a banking institution organized pursuant to the laws of South
Africa a South Africa PreRelease of
Shares.  London PreRelease South Africa
PreRelease of Receipts and South Africa
PreRelease of Shares are collectively
referred to herein as PreRelease.  The
Depositary may pursuant to Section 2.05
of the Deposit Agreement deliver Shares
upon the receipt and cancellation of
Receipts which have been PreReleased
whether or not such cancellation is prior to the termination of such PreRelease or the Depositary knows that such Receipt has been PreReleased. The Depositary may receive Receipts in lieu of Shares in satisfaction of a PreRelease. Each
PreRelease will be a preceded or
accompanied by a written representation
from the person to whom Receipts or
Shares are to be delivered that such person or its customer i owns the Shares or Receipts to be remitted as the case may be ii assigns all beneficial rights title and interest in such Shares or Receipts as the case may be to the Depositary in its capacity as such and for the benefit of the Owners and iii will not take any action with respect to such Shares or Receipts as the case may be that is inconsistent with the transfer of beneficial ownership including without the consent of the Depositary disposing of such Shares or Receipts as the case may be other than in satisfaction of such PreRelease b at all times fully collateralized with cash U.S.
government securities or such other
collateral as the Depositary determines in good faith will provide substantially similar liquidity and security and in connection with a South Africa
PreRelease of Shares preceded or
accompanied by an unconditional
guaranty by the PreReleasee to deliver
Receipts for cancellation on the same
calendar day on which such Shares are
delivered to the PreReleasee or if such
Receipts are not so delivered to return the Shares c terminable by the Depositary on not more than five 5 business days notice and d subject to such further indemnities and credit regulations as the Depositary deems appropriate. The number of Shares represented by American Depositary
Shares which are outstanding at any time as a result of PreRelease will not normally exceed thirty percent 30% of the Shares deposited under the Deposit Agreement provided however that the Depositary reserves the right to change or disregard such limit from time to time as it deems appropriate.
      The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.

9.
      TITLE TO RECEIPTS.
            It is a condition of
this Receipt and every successive
Owner and Beneficial Owner of
this Receipt by accepting or
holding the same consents and
agrees that title to this Receipt
when properly endorsed or
accompanied by proper
instruments of transfer is
transferable by delivery with the
same effect as in the case of a
negotiable instrument under the
laws of New York provided
however that the Depositary
notwithstanding any notice to the
contrary may treat the person in
whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other
purposes.
10.
      VALIDITY OF
RECEIPT.
            This Receipt shall
not be entitled to any benefits
under the Deposit Agreement or be
valid or obligatory for any purpose
unless this Receipt shall have been
executed by the Depositary by the
manual signature of a duly
authorized signatory of the
Depositary provided however that
such signature may be a facsimile
if a Registrar for the Receipts shall
have been appointed and such
Receipts are countersigned by the
manual signature of a duly
authorized officer of the Registrar.
11.
      REPORTS INSPECTION
OF TRANSFER BOOKS.
            The Company
currently furnishes the Securities
and Exchange Commission
hereinafter called the Commission
with certain public reports and
documents required by foreign law
or otherwise under Rule 12g32b
under the Securities Exchange Act
of 1934.  Such reports and
communications will be available
for inspection and copying by
Owners and Beneficial Owners at
the public reference facilities
maintained by the Commission
located at 450 Fifth Street N.W.
Washington D.C. 20549.
            The Depositary will
make available for inspection by
Owners of Receipts at its
Corporate Trust Office any reports
and communications including any
proxy soliciting material received
from the Company which are both
a received by the Depositary as the
holder of the Deposited Securities
and b made generally available to
the holders of such Deposited
Securities by the Company.  The
Depositary will also upon written
request send to Owners of Receipts
copies of such reports when
furnished by the Company
pursuant to the Deposit Agreement.
 Any such reports and
communications including any
such proxy soliciting material
furnished to the Depositary by the
Company shall be furnished in
English to the extent such materials
are required to be translated into
English pursuant to any regulations
of the Commission.
            The Depositary will
keep books at its Corporate Trust
Office for the registration of
Receipts and transfers of Receipts
which at all reasonable times shall
be open for inspection by the
Owners of Receipts provided that
such inspection shall not be for the
purpose of communicating with
Owners of Receipts in the interest
of a business or object other than
the business of the Company or a
matter related to the Deposit
Agreement or the Receipts.
12.
      DIVIDENDS AND
DISTRIBUTIONS.
            Whenever the
Depositary receives any cash
dividend or other cash distribution
on any Deposited Securities the
Depositary will if at the time of
receipt thereof any amounts
received in a foreign currency can
in the judgment of the Depositary
be converted on a reasonable basis
into United States dollars
transferable to the United States
and subject to the Deposit
Agreement convert such dividend
or distribution into Dollars and
shall distribute as promptly as
practicable the amount thus
received net of the fees and
expenses of the Depositary as
provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement to the Owners of
Receipts entitled thereto provided
however that in the event that the
Company or the Depositary is
required to withhold and does
withhold from any cash dividend
or other cash distribution in respect
of any Deposited Securities an
amount on account of taxes the
amount distributed to the Owners
of the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.
            Subject to the
provisions of Section 4.11 and 5.09
of the Deposit Agreement
whenever the Depositary receives
any distribution other than a
distribution described in Section
4.01 4.03 or 4.04 of the Deposit
Agreement the Depositary will
cause the securities or property
received by it to be distributed to
the Owners entitled thereto in any
manner that the Depositary may
deem equitable and practicable for
accomplishing such distribution
provided however that if in the
reasonable opinion of the
Depositary such distribution cannot
be made proportionately among the
Owners of Receipts entitled thereto
or if for any other reason the
Depositary deems such distribution
not to be feasible the Depositary
may after consultation with the
Company adopt such method as it
may deem equitable and
practicable for the purpose of
effecting such distribution
including but not limited to the
public or private sale of the
securities or property thus received
or any part thereof and the net
proceeds of any such sale net of the
fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement will be
distributed by the Depositary to the
Owners of Receipts entitled thereto
all in the manner and subject to the
conditions described in Section
4.01 of the Deposit Agreement
provided however that no
distribution to Owners pursuant to
Section 4.02 of the Deposit
Agreement shall be unreasonably
delayed by any action or inaction
of the Depositary or any of its
agents.  The Depositary may
withhold any distribution of
securities under this Section 4.02 if
it has not received satisfactory
assurances from the Company that
the distribution does not require
registration under the Securities
Act of 1933.
            If any distribution
consists of a dividend in or free
distribution of Shares the
Depositary may and shall if the
Company shall so request
distribute to the Owners of
outstanding Receipts entitled
thereto additional Receipts
evidencing an aggregate number of
American Depositary Shares
representing the amount of Shares
received as such dividend or free
distribution subject to the terms
and conditions of the Deposit
Agreement with respect to the
deposit of Shares and the issuance
of American Depositary Shares
evidenced by Receipts including
the withholding of any tax or other
governmental charge as provided
in Section 4.11 of the Deposit
Agreement and the payment of the
fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement provided
however that no distribution to
Owners pursuant to this Section
4.03 shall be unreasonably delayed
by any action or inaction of the
Depositary or any of its agents.
 The Depositary may withhold any
such distribution of Receipts if it
has not received reasonably
satisfactory assurances from the
Company that such distribution
does not require registration under
the Securities Act of 1933 or is
exempt from registration under the
provisions of such Act.  In lieu of
delivering Receipts for fractional
American Depositary Shares in any
such case the Depositary shall sell
the amount of Shares represented
by the aggregate of such fractions
and distribute the net proceeds all
in the manner and subject to the
conditions described in Section
4.01 of the Deposit Agreement.  If
additional Receipts are not so
distributed each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
            In the event that the
Depositary determines that any
distribution in property including
Shares and rights to subscribe
therefor is subject to any tax or
other governmental charge which
the Depositary is obligated to
withhold the Depositary may by
public or private sale dispose of all
or a portion of such property
including Shares and rights to
subscribe therefor in such amounts
and in such manner as the
Depositary reasonably deems
necessary and practicable to pay
any such taxes or charges and the
Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or charges
to the Owners of Receipts entitled
thereto.
13.
      RIGHTS.
            In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature the
Depositary after consultation with
the Company shall have discretion
as to the procedure to be followed
in making such rights available to
any Owners or in disposing of such
rights on behalf of any Owners and
making the net proceeds available
to such Owners or if by the terms
of such rights offering or for any
other reason the Depositary may
not either make such rights
available to any Owners or dispose
of such rights and make the net
proceeds available to such Owners
then the Depositary shall allow the
rights to lapse.  If at the time of the
offering of any rights the
Depositary after consultation with
the Company determines in its
reasonable discretion that it is
lawful and feasible to make such
rights available to all or certain
Owners but not to other Owners
the Depositary may and at the
request of the Company shall
distribute to any Owner to whom it
determines the distribution to be
lawful and feasible in proportion to
the number of American
Depositary Shares held by such
Owner warrants or other
instruments therefor in such form
as it deems appropriate.
            In circumstances in
which rights would otherwise not
be distributed if an Owner of
Receipts requests the distribution
of warrants or other instruments in
order to exercise the rights
allocable to the American
Depositary Shares of such Owner
hereunder the Depositary will
make such rights available to such
Owner upon written notice from
the Company to the Depositary that
a the Company has elected in its
sole discretion to permit such
rights to be exercised and b such
Owner has executed such
documents as the Company has
determined in its sole discretion are
reasonably required under
applicable law.
            If the Depositary
has distributed warrants or other
instruments for rights to all or
certain Owners then upon
instruction from such an Owner
pursuant to such warrants or other
instruments to the Depositary from
such Owner to exercise such rights
upon payment by such Owner to
the Depositary for the account of
such Owner of an amount equal to
the purchase price of the Shares to
be received upon the exercise of
the rights and upon payment of the
fees and expenses of the
Depositary and any other charges
as set forth in such warrants or
other instruments the Depositary
shall on behalf of such Owner
exercise the rights and purchase the
Shares and the Company shall
cause the Shares so purchased to
be delivered to the Depositary on
behalf of such Owner.  As agent
for such Owner the Depositary will
cause the Shares so purchased to
be deposited pursuant to Section
2.02 of the Deposit Agreement and
shall pursuant to Section 2.03 of
the Deposit Agreement execute
and deliver Receipts to such Owner
provided however that in the case
of a distribution pursuant to the
second paragraph of this Article 13
such Receipts shall be legended in
accordance with applicable U.S.
laws and shall be subject to the
appropriate restrictions on sale
deposit cancellation and transfer
under applicable United States
laws.
            If the Depositary
determines in its discretion that it
is not lawful and feasible to make
such rights available to all or
certain Owners it may sell the
rights warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to
whom it has determined it may not
lawfully or feasibly make such
rights available and allocate the net
proceeds of such sales net of the
fees and expenses of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions
of the Deposit Agreement for the
account of such Owners otherwise
entitled to such rights warrants or
other instruments upon an
averaged or other practical basis
without regard to any distinctions
among such Owners because of
exchange restrictions or the date of
delivery of any Receipt or
otherwise.
            The Depositary will
not offer rights to Owners unless
both the rights and the securities to
which such rights relate are either
exempt from registration under the
Securities Act of 1933 with respect
to a distribution to all Owners or
are registered under the provisions
of the Securities Act of 1933
provided that nothing in the
Deposit Agreement shall create
any obligation on the part of the
Company to file a registration
statement with respect to such
rights or underlying securities or to
endeavor to have such a
registration statement declared
effective.  If an Owner of Receipts
requests the distribution of
warrants or other instruments
notwithstanding that there has been
no such registration under such Act
the Depositary shall not effect such
distribution unless it has received
an opinion from recognized
counsel in the United States for the
Company upon which the
Depositary may rely that such
distribution to such Owner is
exempt from such registration.
 The Company will have no
obligation under the Deposit
Agreement to register such rights
under the Securities Act of 1933.
            The Depositary
shall not be responsible for any
failure to determine that it may be
lawful or feasible to make such
rights available to Owners in
general or any Owner in particular.
14.
      CONVERSION OF
FOREIGN CURRENCY.
            Whenever the
Depositary or the Custodian shall
receive foreign currency by way of
dividends or other distributions or
the net proceeds from the sale of
securities property or rights and if
at the time of the receipt thereof
the foreign currency so received
can in the reasonable judgment of
the Depositary be converted on a
reasonable basis into Dollars and
the resulting Dollars transferred to
the United States the Depositary
shall as promptly as practicable
convert or cause to be converted by
sale or in any other manner that it
may reasonably determine such
foreign currency into Dollars and
such Dollars shall be distributed to
the Owners entitled thereto or if
the Depositary shall have
distributed any warrants or other
instruments which entitle the
holders thereof to such Dollars
then to the holders of such
warrants or instruments upon
surrender thereof for cancellation.
 Such distribution may be made
upon an averaged or other
practicable basis without regard to
any distinctions among Owners on
account of exchange restrictions
the date of delivery of any Receipt
or otherwise and shall be net of any
expenses of conversion into
Dollars incurred by the Depositary
as provided in Section 5.09 of the
Deposit Agreement.
            If such conversion
or distribution can be effected only
with the approval or license of any
government or agency thereof the
Depositary shall file such
application for approval or license
if any as it may deem desirable.
            If at any time the
Depositary shall determine that in
its reasonable judgment any
foreign currency received by the
Depositary or the Custodian is not
convertible on a reasonable basis
into Dollars transferable to the
United States or if any approval or
license of any government or
agency thereof which is required
for such conversion is denied or in
the reasonable opinion of the
Depositary is not obtainable or if
any such approval or license is not
obtained within a reasonable
period as determined by the
Depositary the Depositary may
distribute the foreign currency or
an appropriate document
evidencing the right to receive such
foreign currency received by the
Depositary to or in its reasonable
discretion may hold such foreign
currency uninvested and without
liability for interest thereon for the
accounts of the Owners entitled to
receive the same.
            If any such
conversion of foreign currency in
whole or in part cannot be effected
for distribution to some of the
Owners entitled thereto the
Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the foreign currency
received by the Depositary to or
hold such balance uninvested and
without liability for interest
thereon for the accounts of the
Owners entitled thereto.
15.
      RECORD DATES.
            Whenever any cash
dividend or other cash distribution
shall become payable or any
distribution other than cash shall be
made or whenever rights shall be
issued with respect to the
Deposited Securities or whenever
the Depositary shall receive notice
of any meeting of holders of
Shares or other Deposited
Securities or whenever for any
reason the Depositary causes a
change in the number of Shares
that are represented by each
American Depositary Share or
whenever the Depositary shall find
it necessary the Depositary shall
fix a record date a for the
determination of the Owners of
Receipts who shall be i entitled to
receive such dividend distribution
or rights or the net proceeds of the
sale thereof ii entitled to give
instructions for the exercise of
voting rights at any such meeting
or iii responsible for any fees or
charges assessed by the Depositary
pursuant to the Deposit Agreement
or b on or after which each
American Depositary Share will
represent the changed number of
Shares subject to the provisions of
the Deposit Agreement.
16.
      VOTING OF
DEPOSITED SECURITIES.
            Upon receipt from
the Company of notice of any
meeting or solicitation of proxies
or consents of holders of Shares or
other Deposited Securities the
Depositary shall if requested in
writing by the Company as soon as
practicable thereafter mail to the
Owners a notice the form of which
notice shall be in the sole
discretion of the Depositary which
shall contain a such information as
is contained in such notice of
meeting received by the Depositary
from the Company b a statement
that the Owners as of the close of
business on a specified record date
will be entitled subject to any
applicable provision of English law
and of the Memorandum and
Articles of Association of the
Company to instruct the
Depositary as to the exercise of the
voting rights if any pertaining to
the amount of Shares or other
Deposited Securities represented
by their American Depositary
Shares and c a statement as to the
manner in which such instructions
may be given including an express
indication that such instructions
may be given or deemed given in
accordance with the last sentence
of this paragraph if no instruction
is received to the Depositary to
give a discretionary proxy to a
person designated by the
Company.  Upon the written
request of an Owner of a Receipt
on such record date received on or
before the date established by the
Depositary for such purpose the
Depositary shall endeavor insofar
as practicable to vote or cause to be
voted the amount of Shares or
other Deposited Securities
represented by such American
Depositary Shares evidenced by
such Receipt in accordance with
the instructions set forth in such
request.  The Depositary shall not
vote or attempt to exercise the right
to vote that attaches to the Shares
or other Deposited Securities other
than in accordance with such
instructions or deemed
instructions.  If no instructions are
received by the Depositary from
any Owner with respect to any of
the Deposited Securities
represented by the American
Depositary Shares evidenced by
such Owners Receipts on or before
the date established by the
Depositary for such purpose the
Depositary shall deem such Owner
to have instructed the Depositary to
give a discretionary proxy to a
person designated by the Company
with respect to such Deposited
Securities and the Depositary shall
give a discretionary proxy to a
person designated by the Company
to vote such Deposited Securities
provided that no such instruction
shall be deemed given and no such
discretionary proxy shall be given
with respect to any matter as to
which the Company informs the
Depositary and the Company
agrees to provide such information
as promptly as practicable in
writing that x the Company does
not wish such proxy given y
substantial opposition exists or z
such matter materially and
adversely affects the rights of
holders of Shares.
            There can be no
assurance that Owners generally or
any Owner in particular will
receive the notice described in the
preceding paragraph sufficiently
prior to the instruction date to
ensure that the Depositary will vote
the Shares or Deposited Securities
in accordance with the provisions
set forth in the preceding
paragraph.
17.
      CHANGES AFFECTING
DEPOSITED SECURITIES.
            In circumstances
where the provisions of
Section 4.03 of the Deposit
Agreement do not apply upon any
change in nominal value change in
par value splitup consolidation or
any other reclassification of
Deposited Securities or upon any
recapitalization reorganization
merger or consolidation or sale of
assets affecting the Company or to
which it is a party any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement and American
Depositary Shares shall thenceforth
represent in addition to the existing
Deposited Securities the right to
receive the new Deposited
Securities so received in exchange
or conversion unless additional
Receipts are delivered pursuant to
the following sentence.  In any
such case the Depositary may and
shall if the Company shall so
reasonably request execute and
deliver additional Receipts as in
the case of a dividend in Shares or
call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such new
Deposited Securities.
18.
      LIABILITY OF THE
COMPANY AND
DEPOSITARY.
            Neither the
Depositary nor the Company nor
any of their directors employees
agents or affiliates shall incur any
liability to any Owner or Beneficial
Owner if by reason of any
provision of any present or future
law or regulation of the United
States or any other country or of
any other governmental or
regulatory authority or by reason of
any provision present or future of
the Memorandum and Articles of
Association of the Company or by
reason of any provision of any
securities issued or distributed by
the Company or any offering or
distribution thereof or by reason of
any act of God or war or terrorism
or other circumstances beyond its
control the Depositary or the
Company shall be prevented
delayed or forbidden from or be
subject to any civil or criminal
penalty on account of doing or
performing any act or thing which
by the terms of the Deposit
Agreement or Deposited Securities
it is provided shall be done or
performed nor shall the Depositary
or the Company or any of their
directors employees agents or
affiliates incur any liability to any
Owner or Beneficial Owner of a
Receipt by reason of any
nonperformance or delay caused as
aforesaid in the performance of any
act or thing which by the terms of
the Deposit Agreement it is
provided shall or may be done or
performed or by reason of any
exercise of or failure to exercise
any discretion provided for in the
Deposit Agreement.  Where by the
terms of a distribution pursuant to
Section 4.01 4.02 or 4.03 of the
Deposit Agreement or an offering
or distribution pursuant to
Section 4.04 of the Deposit
Agreement such distribution or
offering may not be made available
to Owners of Receipts and the
Depositary may not dispose of
such distribution or offering on
behalf of such Owners and make
the net proceeds available to such
Owners then the Depositary shall
not make such distribution or
offering and shall allow any rights
if applicable to lapse.  Neither the
Company nor the Depositary
assumes any obligation or shall be
subject to any liability under the
Deposit Agreement to Owners or
Beneficial Owners of Receipts
except that they agree to perform
their obligations specifically set
forth in the Deposit Agreement
without negligence or bad faith.
 The Depositary shall not be
subject to any liability with respect
to the validity or worth of the
Deposited Securities.  Neither the
Depositary nor the Company nor
any of their respective directors
officers employees or agents shall
be under any obligation to appear
in or prosecute or defend any
action suit or other proceeding in
respect of any Deposited Securities
or in respect of the Receipts on
behalf of any Owner Beneficial
Owner or other person.  The parties
to the Deposit Agreement
understand that the Custodian is
not a party to the Deposit
Agreement and accordingly the
Custodian has no obligations
whatsoever with respect to such
proceedings the responsibility of
the Custodian being solely to the
Depositary.  Neither the Depositary
nor the Company nor any of their
respective directors officers
employees or agents shall be liable
for any action or nonaction by it in
reliance upon the advice of or
information from legal counsel
accountants any person presenting
Shares for deposit any Owner or
Beneficial Owner of a Receipt or
any other person believed by it in
good faith to be competent to give
such advice or information.  Each
of the Depositary the Company and
their respective directors officers
employees and agents may rely and
shall be protected in acting upon
any written notice request direction
or other document believed by
such person to be genuine and to
have been signed or presented by
the proper party or parties.  The
Depositary shall not be responsible
for any failure to carry out any
instructions to vote any of the
Deposited Securities or for the
manner in which any such vote is
cast or the effect of any such vote
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for
any acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary
provided that in connection with
the issue out of which such
potential liability arises the
Depositary performed its
obligations without negligence or
bad faith while it acted as
Depositary.  The Company agrees
to indemnify the Depositary its
directors employees agents and
affiliates and any Custodian
against and hold each of them
harmless from any liability or
expense including but not limited
to the reasonable fees and the
expenses of counsel which may
arise out of any registration with
the Commission of Receipts
American Depositary Shares or
Deposited Securities or the offer or
sale thereof in the United States or
out of acts performed or omitted in
accordance with the provisions of
the Deposit Agreement and of the
Receipts as the same may be
amended modified or
supplemented from time to time i
by either the Depositary or a
Custodian or their respective
directors employees agents and
affiliates except for any liability or
expense arising out of the
negligence or bad faith of either of
them or ii by the Company or any
of its directors employees agents
and affiliates. No disclaimer of
liability under the Securities Act of
1933 is intended by any provision
of the Deposit Agreement.
19.
      RESIGNATION AND
REMOVAL OF THE
DEPOSITARY
APPOINTMENT OF
SUCCESSOR CUSTODIAN.
            The Depositary may
at any time resign as Depositary by
written notice of its election so to
do delivered to the Company such
resignation to take effect upon the
appointment of a successor
depositary and its acceptance of
such appointment as provided in
the Deposit Agreement.  The
Depositary may at any time be
removed by the Company by 60
days prior written notice of such
removal to become effective upon
the later of i the 60th day after
delivery of the notice to the
Depositary and ii the appointment
of a successor depositary and its
acceptance of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its reasonable
discretion determines that it is in
the best interest of the Owners of
Receipts to do so it may appoint a
substitute or additional custodian
or custodians after consultation
with the Company.
20.
      AMENDMENT.
            The form of the
Receipts and any provisions of the
Deposit Agreement may at any
time and from time to time be
amended by agreement between
the Company and the Depositary
without the consent of Owners or
Beneficial Owners in any respect
which they may deem necessary or
desirable.  Any amendment which
shall impose or increase any fees
or charges other than taxes and
other governmental charges
registration fees and cable telex or
facsimile transmission costs
delivery costs or other such
expenses or which shall otherwise
prejudice any substantial existing
right of Owners of Receipts shall
however not become effective as to
outstanding Receipts until the
expiration of thirty days after
notice of such amendment shall
have been given to the Owners of
outstanding Receipts.  Every
Owner and Beneficial Owner of a
Receipt at the time any amendment
so becomes effective shall be
deemed by continuing to hold such
Receipt or any interest therein to
consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor
the Deposited Securities
represented thereby except in order
to comply with mandatory
provisions of applicable law.
            The Company and
the Depositary shall each use their
reasonable efforts to amend the
Deposit Agreement as necessary to
reflect changes in English or U.S.
law and in the Companys
Memorandum and Articles of
Association.
21.
      TERMINATION OF
DEPOSIT AGREEMENT.
            The Depositary at
any time at the direction of the
Company shall terminate the
Deposit Agreement by mailing
notice of such termination to the
Owners of all Receipts then
outstanding at least 90 days prior
to the date fixed in such notice for
such termination.  The Depositary
may likewise terminate the Deposit
Agreement by mailing notice of
such termination to the Company
and the Owners of all Receipts
then outstanding if at any time 90
days shall have expired after the
Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after
the date of termination the Owner
of a Receipt will upon a surrender
of such Receipt at the Corporate
Trust Office of the Depositary b
payment of the fee of the
Depositary for the surrender of
Receipts referred to in Section 2.05
of the Deposit Agreement and c
payment of any applicable taxes or
governmental charges be entitled
to delivery to him or upon his order
of the amount of Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt.  If any
Receipts shall remain outstanding
after the date of termination the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts shall suspend
the distribution of dividends to the
Owners thereof and shall not give
any further notices or perform any
further acts under the Deposit
Agreement except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities
shall sell rights and other property
as provided in the Deposit
Agreement and shall continue to
deliver Deposited Securities
together with any dividends or
other distributions received with
respect thereto and the net
proceeds of the sale of any rights
or other property in exchange for
Receipts surrendered to the
Depositary after deducting in each
case the fee of the Depositary for
the surrender of a Receipt any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement and any applicable
taxes or governmental charges and
for its obligation under Section
5.08 of the Deposit Agreement.  At
any time after the expiration of one
year from the date of termination
the Depositary may sell the
Deposited Securities then held
under the Deposit Agreement and
may thereafter hold uninvested the
net proceeds of any such sale
together with any other cash then
held by it thereunder unsegregated
and without liability for interest for
the pro rata benefit of the Owners
of Receipts which have not
theretofore been surrendered such
Owners thereupon becoming
general creditors of the Depositary
with respect to such net proceeds.
 After making such sale the
Depositary shall be discharged
from all obligations under the
Deposit Agreement except to
account for such net proceeds and
other cash after deducting in each
case the fee of the Depositary for
the surrender of a Receipt any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement and any applicable
taxes or governmental charges and
for its obligation under Section
5.08 of the Deposit Agreement.
 Upon the termination of the
Deposit Agreement the Company
shall be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary with
respect to indemnification charges
and expenses.
22
      COMPLIANCE WITH
U.S. SECURITIES LAWS.
            Notwithstanding
anything in the Deposit Agreement
to the contrary the Company and
the Depositary each agrees that it
will not exercise any rights it has
under the Deposit Agreement to
permit the withdrawal or delivery
of Deposited Securities in a
manner which would violate the
U.S. securities laws including but
not limited to Section I.A.1 of the
General Instructions to the Form
F6 Registration statement as
amended from time to time under
the Securities Act of 1933.
23.
      SUBMISSION TO
JURISDICTION WAIVER OF
IMMUNITIES.
            In the Deposit
Agreement the Company has i
appointed CT Corporation System
with an office in the State of New
York at the date hereof at 111
Eighth Avenue New York New
York 10111 as the Companys
authorized agent upon which
process may be served in any suit
or proceeding arising out of or
relating to the Shares or Deposited
Securities the American Depositary
Shares the Receipts or this
Agreement ii consented and
submitted to the jurisdiction of any
state or federal court in the State of
New York in which any such suit
or proceeding may be instituted
and iii agreed that service of
process upon said authorized agent
shall be deemed in every respect
effective service of process upon
the Company in any such suit or
proceeding.
            To the extent that
the Company or any of its
properties assets or revenues may
have or hereafter become entitled
to or have attributed to it any right
of immunity on the grounds of
sovereignty or otherwise from any
legal action suit or proceeding
from the giving of any relief in any
respect thereof from setoff or
counterclaim from the jurisdiction
of any court from service of
process from attachment upon or
prior to judgment from attachment
in aid of execution or judgment or
other legal process or proceeding
for the giving of any relief or for
the enforcement of any judgment
in any jurisdiction in which
proceedings may at any time be
commenced with respect to its
obligations liabilities or any other
matter under or arising out of or in
connection with the Shares or
Deposited Securities the American
Depositary Shares the Receipts or
the Deposit Agreement the
Company to the fullest extent
permitted by law hereby
irrevocably and unconditionally
waives and agrees not to plead or
claim any such immunity and
consents to such relief and
enforcement.
24.
      DISCLOSURE OF
INTERESTS.
            To the extent that
provisions of or governing any
Deposited Securities including the
Companys Memorandum and
Articles of Association or
applicable English law may require
the disclosure of beneficial or other
ownership of Deposited Securities
other Shares and other securities to
the Company  and may provide for
blocking transfer and voting or
other rights to enforce such
disclosure or limit such ownership
the Depositary shall to the extent
reasonably practicable comply with
the Companys instructions as to
Receipts in respect of any such
enforcement or limitation and
Owners and Beneficial Owners of
Receipts shall comply with all such
disclosure requirements and
ownership limitations and shall
cooperate with the Depositarys
compliance with such Company
 instructions.  The Company may
from time to time request Owners
to provide information a as to the
capacity in which such Owners
own or owned American
Depositary Shares b regarding the
identity of any other persons then
or previously interested in such
American Depositary Shares  and c
regarding the nature of such
interest and various other matters
pursuant to applicable law or the
Memorandum and Articles of
Association of the Company or
other such corporate document of
the Company all as if such
American Depositary Shares were
to the extent practicable the
underlying Shares.  Each Owner
agrees to provide any information
requested by the Company or the
Depositary pursuant to this Section
whether or not such person is still
an Owner at the time of the
request.  The Depositary agrees to
use reasonable efforts to comply
with written instructions received
from the Company requesting that
the Depositary forward any such
requests to Owners and to forward
to the Company any responses to
such requests received by the
Depositary.